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                                                                      Exhibit 10



            Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Chartered Semiconductor Manufacturing Ltd:

We consent to the incorporation by reference in the registration statement (No. 333-56878) on Form F-3 and the registration statements (No. 333-63814, No. 333-63816, No. 333-89849 and No. 333-116844) on Form S-8 of Chartered
Semiconductor Manufacturing Ltd of our report dated February 4, 2005, with respect to the consolidated balance sheets of Chartered Semiconductor Manufacturing Ltd and subsidiaries as of December 31, 2003 and 2004, and the related consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004, and our report dated February 4, 2005 relating to the balance sheets of Silicon Manufacturing Partners Pte Ltd as of December 31, 2002 and 2004, and the related profit and loss accounts, statements of changes in equity and cash flows for the years ended December 31, 2002 and 2004, which reports appear in the December 31, 2004, annual report on Form 20-F of Chartered Semiconductor Manufacturing Ltd.



KPMG
SINGAPORE

March 7, 2005